UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-36798	98-1205464
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o Phoenix Bulk Carriers (US) LLC
109 Long Wharf, Newport, Rhode Island 02840
(Address of Principal Executive Offices) (Zip Code)

(401) 846-7790
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	PANL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 30, 2024, the Company completed its previously announced acquisition (the “Transaction”) initially reported in its Current Report on Form 8-K filed on September 23, 2024, of fifteen handy-size dry bulk vessels owned by Strategic Shipping Inc. (“SSI”) into the Company’s fleet. In connection with the Transaction and in accordance with the Agreement and Plan of Merger between the Company, SSI, Renaissance Holdings LLC, a wholly-owned subsidiary of SSI, and Renaissance Merger Sub LLC, a wholly-owned subsidiary of the Company, the Company issued to SSI an aggregate of 18,059,342 shares of its common stock.

For additional information on the Transaction please see the Company’s Current Report on Form 8-K filed on September 23, 2024 and the Current Report on Form 8-K/A filed on November 26, 2024, which includes certain financial information of the Company and Renaissance Holdings LLC.

Item 7.01	Regulation FD Disclosure.

On January 6, 2025, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01	Financial Statements and Exhibits.

 (a) Financial statements of businesses acquired

The information required by this item related to the acquisition described in Item 2.01 above was included in a Form 8-K/A filed by the Company on November 26, 2024.

(b) Pro forma financial information

The information required by this item related to the acquisition described in Item 2.01 above was included in a Form 8-K/A filed by the Company on November 26, 2024.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release dated January 6, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2025

PANGAEA LOGISTICS SOLUTIONS LTD.

By:	/s/ Gianni Del Signore
Name: Gianni Del Signore Title: Chief Financial Officer